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EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report of AssuranceAmerica Corporation (the "Company"), on Form 10-QSB for the period ending March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Lawrence Stumbaugh, Chief Executive Officer of the Company, and Renee A. Pinczes, Controller of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 16, 2005

                                  /s/ Lawrence Stumbaugh
                                  --------------------------------
                                  Lawrence Stumbaugh
                                  Chief Executive Officer

Date: May 16, 2005

                                  /s/ Renee A. Pinczes
                                  --------------------------------
                                  Renee A. Pinczes
                                  Chief Financial Officer